EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We  hereby   consent  to  the   incorporation   by  reference  in  this
Registration Statement on Form S-8 of our report dated February 19, 1998 appearing on page F-1 of Kaneb Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statement.


PricewaterhouseCoopers LLP


Dallas, Texas
July 30, 1998